UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): January 24, 2014

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
345 Park Avenue
New York, NY, 10154
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (212) 546-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 24, 2014, Bristol-Myers Squibb Company (the “Company”) issued a press release announcing its financial results for the fourth quarter and twelve months of 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. Also furnished and incorporated by reference as Exhibit 99.2 is certain supplemental information posted on the Company’s website at www.bms.com.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release of Bristol-Myers Squibb Company dated January 24, 2014.

99.2	Certain supplemental information posted on Bristol-Myers Squibb Company’s website at www.bms.com not included in the press release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: January 24, 2014                By:      ____/s/ Sandra Leung________________
Name: Sandra Leung
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Bristol-Myers Squibb Company dated January 24, 2014.

99.2	Certain supplemental information posted on Bristol-Myers Squibb Company’s website at www.bms.com not included in the press release.